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                                                                   EXHIBIT 10.20

                       APPLIED ANALYTICAL INDUSTRIES, INC.

                2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

I.       PURPOSE

         The purpose of the Applied Analytical Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors (the "Plan") is to provide for stock-based compensation to directors who are not employees of the Company or any of its subsidiaries ("Directors") of the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of the Company's common stock, $.001 par value ("Common Stock"), subject to restrictions on transfer or such other restrictions as the administrators of the Plan may determine.

2.       ADMINISTRATION

         The Plan will be administered by the Company's Board of Directors (the "Board").

         The Board shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of Directors eligible to participate in the Plan the Directors to whom Options shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to, and the exercise price of, each Option; (iv) prescribe the form of instrument(s) evidencing Options granted under the Plan;
(v) determine the time or times at which Options shall be granted to Directors;
(vi) provide, if appropriate, for the exercisability of Options in installments or subject to specified conditions; (vii) determine the method of exercise of Options; (viii) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (ix) make all other determinations necessary or advisable for the administration of the Plan.

         Any action which the Board is authorized to take may be taken without a meeting if all the members of the Board sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board.

         The Board may designate selected Board members or certain employees of the Company to assist the Board in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board.

         No member of the Board or employee of the Company assisting the Board pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

3.       STOCK SUBJECT TO PLAN

         The stock to be offered under the Plan shall be authorized but unissued shares of the Company's Common Stock. An aggregate of 410,000 shares of Common Stock are reserved for


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issuance upon exercise of Options. The number of shares reserved under the Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by Section 9 hereof and occurring after the adoption of the Plan. The Board will maintain records showing the cumulative total of all shares subject to Options outstanding under the Plan.

         None of the Options granted under Section 4 hereof are intended to qualify as, or shall be deemed to be, incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

4.       OPTION AWARDS

         (A)      ELIGIBILITY AND FACTORS CONSIDERED IN GRANTING OPTIONS

         The grant of Options under this Section 4 shall be limited to those Directors of the Company or any of its Subsidiaries who are not employees thereof and who have are selected by the Board. In making any determination as to the Director(s) to whom Options shall be granted under this Section 4 and as to the number of shares to be subject thereto, the Board shall take into account, in each case, such factors as the Board shall deem relevant to the accomplishment of the purposes of the Plan.

         (B)      TIME OF GRANTING OPTIONS

         The date of grant of an Option under this Section 4 shall be, for all purposes, the date on which the Board makes the determination of granting such Option (each such date, a "Grant Date"). Notice of the determination shall be given to each Director to whom an Option is so granted under this Section 4 within a reasonable time after the Grant Date.

         (C)      EXERCISE PRICE FOR OPTIONS

         The price per share at which each Option granted under this Section 4 may be exercised shall be such price as shall be determined by the Board at the time of grant based on such criteria as may be adopted by the Board at the time of grant in good faith, taking into account, in each case, the fair market value of the common stock and such additional factors as the Board shall deem relevant to the accomplishment of the purposes of the Plan; provided, however, that in no event shall the exercise price per share of an Option be less than 100% of the fair market value of the Company's shares of common stock on the Grant Date for such Option. Fair market value shall be the average of the high and low sales prices per share as reported by the exchange on which the Common Stock is trading, including without limitation the NASDAQ National Market, on any Grant Date.

         (E)      TERM OF OPTIONS

         The term of each Option granted under this Section 4 shall be established by the Board, but shall not exceed 10 years from the Grant Date for such Option.


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         (F)      CANCELLATION AND REPLACEMENT OF OPTIONS

         The Board may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Option granted under this Section 4 where such surrender is conditioned upon the granting under this Section 4 to such holder of new Option(s) for such number of shares as the Board shall determine, or may require such a voluntary surrender as a condition precedent to the grant under this Section 4 of new Option(s) to such holder.

         The Board shall determine the terms and conditions of any such new Option(s), including their exercise price and the periods during which they may be exercised, subject to and in accordance with the provisions of the Plan, all or any of which may differ from the terms and conditions of the Option(s) surrendered. Any such new Option(s) shall be subject to all the relevant provisions of the Plan.

         The shares subject to any Option so surrendered or terminated shall no longer be charged against the limitation or limitations provided in Section 3 of the Plan and may thereafter become the subject of new Option grants under the Plan.

         The granting of new Option(s) in connection with the surrender of outstanding Option(s) under the Plan shall be considered for the purposes of the Plan as the grant of new Option(s) and not an alteration, amendment or modification of the Plan or of the Option(s) being surrendered.

         (G)      VESTING

         Except as otherwise determined by the Board, Options shall vest as follows:

                                                   Aggregate Percentage of
                                                   Shares under Options Vested
         Date                                      on such Date
         ----                                      ---------------------------
Twelve months after Grant Date                                33%

Twenty-four months after Grant Date                           66%

Thirty-six months after Grant Date                           100%

Notwithstanding the foregoing, any Option granted pursuant to this Plan shall be deemed fully vested immediately prior to an Acquisition Transaction. For the purposes of the Plan, an "Acquisition Transaction" shall mean and include the following:

                  (i) The consummation of a tender offer or exchange offer for the ownership of securities of the Company representing 51% or more of the combined voting powers of the Company's then outstanding voting securities;


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                  (ii)     The adoption by the Company's stockholders of a plan
                           of merger or consolidation providing for the merger or consolidation of the Company with another corporation (other than an affiliate of the Company within the meaning of the Securities Exchange Act of 1934, as amended) and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company; or

                  (iii) The transfer by the Company of substantially all of its assets to another corporation or entity which is not a wholly owned subsidiary of the Company.

5.       NON-TRANSFERABILITY

         An Option granted to a participant under the Plan shall not be transferable by him or her except: (i) by will; (ii) by the laws of descent and distribution; (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder; or (iv) as otherwise determined by the Board.

6.       EXERCISABILITY OF OPTIONS

         Subject to the provisions of the Plan, Options granted under Section 4 hereof shall be exercisable at such time or times after the Grant Date to the extent such Options are vested.

         Any Option shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date thirty (30) days after the date the optionee ceases to be a director of the Company or any Subsidiary of the Company, unless (i) the optionee shall (a) die while a director of the Company or such Subsidiary, in which case the participant's legatee(s) under his or her last will or the participant's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the participant's death to the extent the optionee could have exercised the Option immediately prior to his or her death,
(b) become permanently or totally disabled within the meaning of section 22(e)(3) of the Code (or any successor provision) while a director of the Company or such Subsidiary, in which case the participant or his or her personal representative may exercise the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after termination of his or her directorship to the extent the optionee could have exercised the Option immediately prior to such termination, or (c) resign or not be a candidate for reelection as a director of the Company or any Subsidiary after age 62, in which case the participant may exercise the previously unexercised portion of such Option at any time within six months, but not beyond the expiration of its term, after the participant's resignation or cessation of being a director of the Company or any Subsidiary to the extent the optionee could have exercised the


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Option immediately prior to such resignation or retirement, or (ii) the Board shall determine otherwise.

         In no event may an Option be exercised after the expiration of its fixed term.

7.       METHOD OF EXERCISE

         Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in cash, and (c) shall comply with such other reasonable requirements as the Board may establish; provided that in order to enable an optionee to exercise options granted under the Plan, the Board may determine, in the exercise of its discretion, to (i) cause the Company to lend money or other property to such optionee upon such terms and conditions and in such amounts as the Board may determine, (ii) grant such optionee permission to pay the exercise price in installments, or to accept such optionee's note as whole or partial payment, (iii) permit such optionee to repay loans made by the Company to such optionee for the exercise of options with issued and outstanding shares of common stock, (iv) grant such optionee permission to pay the exercise price by delivering for cancellation Options having an aggregate value (calculated by subtracting the exercise price per share from the fair market value of a share of Common Stock) equal to the total amount of the exercise price, or (v) provide such financial assistance to such optionee as the Board determines to be desirable. The exercise of any option granted under the Plan may be made subject to the condition that, if at any time the Board shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount. With respect to the foregoing sentences, the value of the shares of Common Stock shall be the fair market value determined in accordance with Section 4(c) of the Plan as of the day of such payment or withholding.

         No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for such shares has been issued by the Company.

         An Option granted under the Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining shares subject to the Option.


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8.       TERMINATION OF OPTIONS

         An Option granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan and such Option, it can no longer be exercised for any shares originally subject to the Option.

9.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of the Plan or under option in outstanding option agreements pursuant to the Plan (and the option price under such agreements) shall be appropriately adjusted so as to preserve, but not increase, the benefits of the Plan to the Company and the benefits to the holders of such Options.

         Adjustments under this Section shall be made by the Board, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive.

10.      COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

         No certificate(s) for shares shall be issued upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the North Carolina Uniform Securities Act, as amended, any other applicable state securities law(s) and the requirements of any exchange (including the NASDAQ National Market) on which the Common Stock may, at the time, be listed.

         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as it may deem advisable.

11.      NO RIGHT TO DIRECTORSHIP

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any Director participant under the Plan any right to continue as a director of the Company, or shall in any way affect the right and power of the Company or its stockholders to terminate the directorship, or not to reelect as a director, with the Company of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if the Plan had not been adopted.


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12.      EFFECTIVE DATE OF THE PLAN

         The Plan was adopted by the Board on June 16, 2000, and shall be effective until June 16, 2010, after which time no Option shall be granted, but such termination shall not affect any Option previously granted under the Plan.

13.      CONDITION PRECEDENT FOR PLAN

         The Plan is expressly conditioned upon the approval, following its adoption by the Board, of the Plan by the stockholders of the Company at the annual meeting of the stockholders of the Company occurring in 2001 or at any special meeting of the stockholders occurring prior to such annual meeting at which the Plan is considered. In the event that the stockholders reject the Plan or fail to approve the Plan at such meeting, then the Plan and all grants made under it by the Board shall automatically cease to exist and be of no further effect.

FORM OF OPTION GRANT LETTER

Dear

In accordance with the 2000 Directors Stock Option Plan (the "Plan") of Applied Analytical Industries, Inc. (the "Company"), you, as a non-employee director of the Company, were granted on __________________, _____, an option to purchase _____ shares of the common stock of the Company upon the following terms and conditions:

         (1) The exercise price shall be $_________ (__% of the fair market value of a share as determined in accordance with Section 4(c) of the Plan on the date of grant - _______, __)

         (2) This Option will vest and become exercisable according to the schedule set forth in the Plan;

         (3) Once exercisable, this Option may be exercised until __________, ___ subject to the terms and conditions of the Plan, a copy of which is attached hereto and incorporated herein by reference. This Option is granted subject to the Plan and shall be construed in accordance with the Plan.

         (4) To exercise this Option, the holder must deliver written notice of the decision to do so and at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in cash or as otherwise provided for in accordance with
                  Section 7 of the Plan.


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         (5)      The exercise of this Option shall be subject to the condition that, if at any time the Board (as defined in the Plan) shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount.

This Option is not transferable except pursuant to the terms and conditions of the Plan.


                                            Very truly yours,

                                            APPLIED ANALYTICAL INDUSTRIES, INC.


                                            By:

                                            Title: